MainStreet Bancshares, Inc.

Nasdaq: MNSB & MNSBP

2022 Third-Quarter Update

October 2022

Safe harbor

Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's (“SEC”) website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, “Risk Factors”. As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. GAAP and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

About MainStreet Bank

Bank Established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full Time Employees:	157
Assets per Employee ($MM):	$11.8
Common Stock Nasdaq Listing:	MNSB
Close Common Stock Price[1]:	$22.81
Common Shares Outstanding[1]:	7,425,432
Market Capitalization ($MM)	$169.4
Preferred Stock Nasdaq Listing:	MNSBP
Close Preferred Stock Price[1]:	$25.00


The Northern Virginia Region
Leesburg
Loudoun County
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch

1 As-Of September 30, 2022 (S&P Global Market Intelligence)

A dynamic market

The Washington D.C. metro area, and the Company's primary footprint in Northern Virginia in particular, are among the most demographically appealing areas in the entire country, bringing people and companies to the region at a very significant rate. This also makes for a dynamic banking market that has attracted many new players, both by acquisition and expansion, but still presents substantial competitive opportunities for a focused, strategically managed community bank.

Loudoun County

- #1 nationwide highest median household income since 2007
- 35% population growth between 2010 and 2020
- Almost 8% projected population growth by 2025
- Already the third most populous county in the state and the fastest growing

Prince William County

- #23 nationwide highest median household income
- 18% population growth between 2010 and 2020
- Second most populous county in Virginia and projected to be the fourth fastest growing



Leesburg
Herndon
McLean
Washington
Fairfax
Arlington

Washington D.C.

- Higher median household income than any U.S. state
- 19% population growth between 2010 and 2020

Arlington County

- #1 City for Women in Tech, *Smartasset, Feb 2021*
- #8 nationwide highest median household income
- 17% population growth between 2010 and 2020

Fairfax County

- #4 nationwide highest median household income and the second highest in Virginia behind Loudoun County
- Most populous county in Virginia (more than double the next largest county)

Washington D.C. Recent Accolades

#2 Best Cities for Women in Tech, *SmartAsset, March 2021*
#2 Best Educated Cities in America, *CNBC July 2018*
#4 Top 20 High-Tech Cities, *PC Magazine, May 2019*
#4 Top Ranked Cities for Tech Talent, *CBRE, July 2019*
#5 Best Cities in America, *Bloomberg, June 2019*
#5 Best Cities for Young Professionals, *U.S. News & World Report, January 2019*

Sources: S&P Global Market Intelligence, D.C. Chamber of Commerce, Loudoun County Department of Economic Development

Quarterly income trending nicely

2022 Q3 income

- Interest income: $21.9 Million
- Non-interest income: $1.3 Million
- Net income: $7.7 Million

Going forward for the remainder of 2022, non-interest expense could Increase by as much as 1.0% per month, depending upon the timing and availability of employees to build out the Avenu team.



Quarterly Income ($000s)[1]
Pandemic
Pre-Tax, Pre-Provision Income
Net Income
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
$(1,000)
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3

1 Pre-Tax, Pre-Provision Income is a Non-GAAP measure

MainStreetBancshares, Inc.

Monthly net interest margin continues to widen

- Net interest income has grown steadily in the last nine months.
- The Bank is well positioned for rising rate environment.
  - 48% of the loan portfolio is floating rate.
  - 19% of the loan portfolio is adjustable rate.



NII / Avg Earning Assets & NIE / Avg Earning Assets 1, 2
5.40%
4.40%
3.40%
2.40%
1.40%
0.40%
4.00%
4.25%
4.28%
4.67%
4.52%
4.51%
4.55%
4.76%
4.84%
5.05%
5.13%
0.59%
0.56%
0.52%
0.52%
0.61%
0.62%
0.65%
0.69%
0.79%
0.87%
0.95%
4.17% NIM
Oct 21
Nov 21
Dec 21
Jan 22
Feb 22
Mar 22
Apr 22
May 22
Jun 22
Jul 22
Aug 22
Sep
NII / Avg. Earning Assets
NIE / Avg. Earning Assets

1 Month-end data annualized on a 365-day basis
2 Yields are reported on a tax equivalent basis using the corporate tax rate of 21%

MainStreetBancshares, Inc.

Loan yields responding well to rate increases

	Tied to WSJ Prime			Tied to LIBOR			Tied to 5-year Treasury			All Loans		
	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield
January	$442.3	$20.5	4.65%	$212.3	$6.1	2.75%	$245.9	$12	4.88%	$1,355.5	$57.6	4.25%
February	$458.9	$21.2	4.62%	$211.4	$6.1	2.78%	$253.4	$12.3	4.85%	$1,370.2	$58.9	4.30%
March	$481.3	$22.9	4.76%	$199.5	$6.0	2.92%	$272.4	$13.2	4.85%	$1,431.1	$63.4	4.43%
April	$515.6	$24.4	4.74%	$197.7	$6.3	3.11%	$264	$12.8	4.84%	$1,439.2	$64.2	4.46%
May	$520.4	$26.4	5.08%	$189.2	$6.5	3.39%	$274.4	$13.5	4.93%	$1,448	$67.5	4.66%
June	$510.9	$29.1	5.70%	$185.8	$7.2	3.82%	$281.4	$13.9	4.96%	$1,438.6	$71.3	4.96%
July	$490.2	$31.5	6.42%	$203.2	$9.1	4.45%	$277.6	$13.7	4.95%	$1,439.9	$75.9	5.27%
August	$472.7	$30.5	6.46%	$218.9	$10.5	4.81%	$281.5	$14.0	4.97%	$1,451.0	$77.3	5.33%
September	$481.3	$34.5	7.16%	$224.4	$11.7	5.20%	$280.7	$13.9	4.94%	$1,466.2	$82.4	5.62%
	33% of Portfolio			15% of Portfolio			19% of Portfolio					

- weighted average rates tied to WSJ Prime and LIBOR are up 251 bp and 245 bp respectively
- weighted average rates for the portfolio are up 137 bp

Good quarter-on-quarter deposit beta



QoQ Deposit Beta
Cost of IB Deposits, excluding CDs
Effective Fed Funds Rate
8%
7%
26%
0.20%
0.08%
0.33%
0.22%
1.58%
0.31%
3.08%
0.69%
12/31/2021
3/31/2022
6/30/2022
9/30/2022

Year-to-Date Deposit Beta is 16%

Cost of IB Deposits, excluding CDs is from quarter average annualized

MainStreetBancshares, Inc.

Non-interest income trending nicely



Non-Interest Income ($000)[1]
CAGR: 30%[2]
$1,265.0
$1,526.8
$2,277.5
$3,238.5
$4,862.2
$7,493.6
$6,111.3
$5,397.6
2015
2016
2017
2018
2019
2020
2021
2022 LTM
Non-Interest Income (Less Swaps)
Swap Fee Income

2022 YTD Non-Interest Income

Components of 2022 YTD Non-Interest Income	($000)
Service Charge Income	$1,810
Bank Owned Life Insurance (BOLI)	$754
Loan Swap Fee Income	$619
Mortgage Origination Fees	$339
Other Non-Interest Income	$251
Total Non-Interest Income	**$3,773**

"Service Charge Income" includes $436K in interchange fees.

1 2022 is LTM
2 2015 to 2021 Compound Annual Growth Rate

Good operational efficiency


Efficiency Ratio (%)[1]
73.95
69.47
65.69
58.06
57.28
56.67
55.10
50.88
2015
2016
2017
2018
2019
2020
2021
2022


Total Equity / Tangible Assets (%)[2]
8.81
8.06
8.52
11.02
10.73
10.20
10.75
10.25
2015
2016
2017
2018
2019
2020
2021
2022

1. 2022 is Q3 Annualized
2. Non-GAAP measure

MainStreetBancshares, Inc.

Good return metrics


Core ROAA (%)1,2
0.50
0.75
0.72
0.97
1.19
1.05
1.32
1.48
2015
2016
2017
2018
2019
2020
2021
2022


Core ROATCE (%)1,2
4.98
8.76
8.87
10.38
10.79
11.13
13.18
16.22
2015
2016
2017
2018
2019
2020
2021
2022

1 Non-GAAP measure.
2 2022 is YTD Annualized.

Good common share metrics



EPS ($)[2]
0.49
0.87
0.81
1.38
1.69
1.85
2.65
2.88
2015
2016
2017
2018
2019
2020
2021
2022



TBVPCS[1] & BVPCS ($)[2]
BVPCS:
21.27
21.92
20.94
TBVPCS:
20.94
18.86
16.59
14.83
11.97
10.34
9.49
TBVPCS
BVPCS
2015
2016
2017
2018
2019
2020
2021
2022

1 Non-GAAP measure.
2 2022 is LTM.
3 Book Value diverged from Tangible Book Value in 2021.

Consistent organic balance sheet growth



Total Assets ($MM)
CAGR: 23% Lifetime[1]
May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
'04
'05
'14
'16
'17
'18
'19
'20
'21
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,860
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 Q3

1 2004 to 2021 Compound Annual Growth Rate.

10% growth in deposits year-to-date

Noninterest-Bearing Deposits ($000)


DDA CAGR: 38.0%[1]
$106,051
$171,572
$211,749
$252,707
$370,497
$530,678
$566,016
2016
2017
2018
2019
2020
2021
2022 Q3

Deposit Composition as of 9/30/2022


MMDA + Savings
26%
Transaction
36%
CDs
38%
Total Deposits: $1.6B

Core deposits represent 71% of total deposits

1 2015 to 2021 Compound Annual Growth Rate

MainStreetBancshares, Inc.

13% loan growth year-to-date

Reconciliation of Gross Loans through Sep. 30, 2022	Gross Loans	Gross Loans, less PPP
Net Loans - Beginning Balance Dec. 31, 2021	$1,354	$1,296
+ New Loans & Advances	$422	$422
- Repayments	$314	$258
+ Deferred Loan Fees	$4	$4
Gross Loans 9/30/22	$1,466	$1,464
[redacted]		
- ALLL 9/30/2022	$13	$13
- Deferred Loan Fees	$4	$4
+ PPP Loans	–	$2
Net Loans - Ending Balance Sep. 30, 2022	$1,449	$1,449

Loan portfolio distribution


Total Gross Loan ($MM)
CAGR: 23.7%[1]
$467.9
$660.0
$926.0
$1,040.0
$1,300.3
$1,358.9
$1,466.0
2016
2017
2018
2019
2020
2021
2022 Q3


Loan Portfolio Composition as of 9/30/22
CRE 48%
Other 1%
Total Loans: $1.46B
Multifamily & 1-4 Family 22%
C&I 5%
Construction 24%

1 2015 to 2021 Compound Annual Growth Rate.

Investor CRE concentrations are actively managed (Internal limit is 375%)

The Bank's lifetime performance in underwriting Investor CRE includes more than 1,000 relationships and over $2 billion in loans originated.

With **Zero** losses over the life of the bank (18.5 years).



Investor CRE as a percentage of Total Capital
341.4%
367.9%
370.6%
366.1%
370.1
191.0
219.6
234.4
227.9
232.6
150.4
148.3
136.2
138.2
137.5
21Q3
21Q4
22Q1
22Q2
22Q3
Construction
Non-Owner Occupied

Credit Quality is actively managed

Risk Financials[1]

($000) Unless Otherwise Noted	2020	2021	Q1 2022	Q2 2022	Q3 2022
Credit Quality Ratios					
NPLs/Loans (%)[1]	0.01	0.00	0.00	0.00	0.00
NPAs/Assets (%)[1]	0.08	0.05	0.00	0.00	0.00
Non-Performing Assets					
Nonaccrual Loans	149	0	0	0	0
Restructured Loans	0	0	0	0	0
Plus: OREO	1,180	775	0	0	0
Total Non-Performing Assets	1,329	775	0	0	0

Loss Reserve[2]


2022
$12,994
2021
$11,697
2020
$12,877
2019
$9,584
2018
$8,831
2017
$5,705

NPAs / Assets (%)[1,2]


0.05
0.44
0.31
0.21
0.08
0.05
0.00
2016
2017
2018
2019
2020
2021
2022

ALLL / Gross Loans[1,2] (%)


0.85
0.86
0.95
0.92
1.16
Preventative Provision for Pandemic
0.90
0.89
2016
2017
2018
2019
2020
2021
2022

1 Excludes PPP Loans
2 2022 is Q3

MainStreetBancshares, Inc.

Low-cost subordinated debt as capital

Debt Components

Component	Balance Sheet Classification	Outstanding ($000)[1]	Interest Rate	Date Callable
Subordinated debt	Liability	$29,391	3.75%	Apr. 15,2026
Subordinated debt	Liability	$42,755	4.00%	Mar. 15, 2027
	Total	$72,146	3.90%[2]	

Represents 44% of the Holding Company Capital Stack [3]

1 Total outstanding, less commissions and costs
2 Weighted Average
3 Calculated as outstanding subordinated debt against tangible common equity

AVENU™ 2022 financial performance

Balance Sheet & Income Statement 9/30/22 YTD

Balance Sheet	($000)
Computer software	$7,258
Total assets	**$7,258**
Non-interest-bearing deposits	$67,138
Interest-bearing deposits	$2,301
Total deposits	**$69,439**
Income Statement	**($000)**
Service charge Income	$692
Other income	$47
Total income	**$739**
Employee compensation	$453
Other expenses	$676
Compliance expenses	$180
Total non-interest expense	**$1,309**
Net Income before Income Taxes	**($570)**

Avenu Clients	
Banking as a Service	1
Money service businesses	18
Payment processors	7

AVENU™

Innovating How Money Moves

$67 Million in interest-free deposits

Future-proofing

Avenu	Proprietary Fintech embedded finance solution will:	Financial Technology
	- create a source of low-cost deposits for MainStreet Bank	
	- create a source of fee income for MainStreet Bank	
Lending	Lower-cost funding source provides new opportunities in a great market	Traditional Banking
	D.C. Market remains vibrant with robust credit demand	
Banking	Traditional banking opportunities remain strong in our market	

Banking delivered

Avenu offers the only embedded banking solution that connects you and your applications directly and seamlessly to a banking core, our banking core.

We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank.

We are Avenu, a leading financial technology company backed by an established community business bank in the heart of Washington, DC.

Serving a community of innovation

Our clients are fintechs, app developers, money movers, and entrepreneurs.

They all have one thing in common, they are *Innovating How Money Moves* to solve real world issues and help communities thrive.

We are focused on **community** and on long-term relationships.

Feedback

One CEO, whose company is progressing into the Avenu sandbox, called our solution "revolutionary".

He said he had yet to come across a bank that built a system from the ground-up that integrated customer identification, Know Your Customer (KYC), fraud, and Anti-Money Laundering (AML) tools into its solution.

And when he learned that we are including debit card issuance, he said that by going with Avenu, his company can expand their offering to reach much deeper into their target market.

Avenu Organization Chart


President
VP of Sales
Relationship Manager
Client Relationship Rep.
Dir. Product Management
Sr. Product Manager
Mgr. Integration Support
VP of Engineering
Systems Architect
DevOps Engineer
Cloud Engineer
Microservices Developer
Quality Engineer
Quality Engineer
ISO
Compliance Officer

To Be Hired

1 Program Manager
1 Scrum Master
2 Business Analysts
3 Cloud Engineers
3 Microservices Developers
1 Mobile App Developer
2 Quality Engineers
1 Senior Technical Product Manager
1 API Support Engineer
1 API Support Specialist

Money 20/20 - Fintech’s Biggest Conversation


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We are Avenu
MONEY 20/20
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Summary of Financial Information

	Year-End Financials						Quarter-End Financials				
In $000 unless otherwise noted	2017	2018	2019	2020	2021	Q3'22LTM	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22
Interest Income	26,954	43,836	58,813	62,072	64,199	74,277	15,785	16,203	17,348	18,813	21,913
Interest Expense	5,472	12,666	19,377	16,095	10,663	10,997	2,582	2,337	2,151	2,692	3,817
Net Interest Income	21,482	31,169	39,436	45,977	53,536	63,280	13,203	13,866	15,197	16,121	18,096
Noninterest Income	2,278	3,239	4,857	7,493	6,110	5,397	1,486	1,623	1,162	1,260	1,348
Realized Gains on Securities	0	0	5	0	6	7	0	3	0	4	0
Total Revenue	23,760	34,408	44,298	53,470	59,645	68,677	14,689	15,489	16,359	17,385	19,444
Noninterest Expense	15,658	19,979	25,376	30,300	32,865	37,069	8,461	8,720	8,963	9,494	9,892
Pre-Tax Pre-Provision Income (Non-GAAP)	8,102	14,429	18,922	23,170	26,782	31,608	6,228	6,769	7,396	7,891	9,552
Provision for Loan Losses	1,885	3,126	1,618	3,610	-1,175	1,575	290	295	800	480	0
Net Income before Taxes	6,217	11,303	17,304	19,560	27,956	30,033	5,938	6,474	6,596	7,411	9,552
Provision for Taxes	2,335	2,094	3,354	3,843	5,785	6,122	1,155	1,660	1,173	1,481	1,808
Net Income (GAAP)	3,882	9,209	13,950	15,717	22,171	23,911	4,783	4,814	5,423	5,930	7,744
Less: Realized Gains	0	0	-5	0	-6	-7	0	-3	0	-4	0
Plus: Tax Act Changes	739	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	739	0	-5	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	739	0	-4	0	-4	-5	0	-2	0	-3	0
Core Net Income (Non-GAAP)	4,621	9,209	13,946	15,717	22,167	23,906	4,783	4,812	5,423	5,927	7,744
Average Assets	644,662	949,044	1,173,088	1,498,188	1,685,140	1,712,110	1,684,262	1,673,054	1,662,821	1,710,088	1,802,477
Average Equity	52,104	88,708	129,281	149,160	179,123	188,939	182,607	186,707	189,709	188,902	190,439
Average Tangible Common Equity	52,104	88,708	129,281	141,189	151,327	157,831	154,935	157,739	159,474	157,127	156,985

Summary of Financial Information, continued

In $000 unless otherwise noted	Year-End Financials						Quarter-End Financials				
	2017	2018	2019	2020	2021	Q3'22 LTM	Q3'21	Q4'21	Q1'22	Q1'22	Q3'22
Performance Metrics (%)											
ROAA	0.6	0.97	1.19	1.05	1.32	1.39	1.13	1.14	1.32	1.39	1.70
ROAE	7.45	10.38	10.79	10.54	12.38	12.64	10.39	10.23	11.59	12.59	16.13
ROATCE	7.45	10.38	10.79	11.13	13.18	14.78	10.84	10.63	13.79	15.13	19.56
Core ROAA (Non-GAAP)	0.72	0.97	1.19	1.05	1.32	1.44	1.13	1.14	1.32	1.39	1.9
Core ROAE (Non-GAAP)	8.87	10.38	10.79	10.54	12.38	12.63	10.39	10.23	11.59	12.59	16.12
Core ROATCE (Non-GAAP)	8.87	10.38	10.79	11.13	13.18	14.78	10.84	10.63	13.79	15.13	19.55
Net Interest Margin (%)	3.49	3.41	3.50	3.21	3.33	3.86	3.28	3.47	3.91	3.93	4.12
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.52	3.43	3.52	3.23	3.35	3.88	3.30	3.49	3.93	3.95	4.14
Common Equity	68,801	121,251	137,034	140,402	161,525	162,738	156,766	161,525	161,533	161,141	162,738
Less: Total Intangible Assets	0	0	0	0	2,493	7,258	1,165	2,493	3,906	4,956	7,258
Tangible Common Equity (Non-GAAP)	68,801	121,251	137,034	140,402	159,032	155,480	155,601	159,032	157,627	156,185	155,480
Total Assets	807,951	1,100,613	1,277,358	1,643,165	1,647,402	1,860,115	1,657,199	1,647,402	1,761,748	1,793,379	1,860,115
Less: Total Intangible Assets	0	0	0	0	2,493	7,258	1,165	2,493	3,906	4,956	7,258
Intangible Assets (Non-GAAP)	807,951	1,100,613	1,277,358	1,643,165	1,644,909	1,852,857	1,657,199	1,644,909	1,757,842	1,788,423	1,852,857
Total Equity / Tangible Assets (%) (Non-GAAP)	8.52	11.02	10.73	10.20	11.46	10.75	11.11	11.46	10.74	10.53	10.25
Common Shares Outstanding (actual)	5,745,487	8,177,978	8,260,259	7,443,842	7,595,781	7,425,432	7,593,749	7,595,781	7,648,973	7,526,463	7,425,432
Tangible Book Value per Common Share ($) (Non-GAAP)	11.97	14.83	16.59	18.86	20.94	20.81	20.49	20.94	20.61	20.75	20.94

Performance against market



15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
Jan 22
Feb 22
Mar 22
Apr 22
May 22
Jun 22
Jul 22
Aug 22
Sep 22
-7%
-25%
-28%
MainStreet Bancshares
KBW Nasdaq Bank Index
S&P 500

Previous closing price data from Yahoo Finance
Percentage change from index date 12.31.21 through 9.30.22

MainStreet Bancshares, Inc. external analytics

"Reiterate BUY Rating on growing community bank in DC Metro with fintech expansion."

"We like the company's profile as a lender in Northern Virginia and the Metropolitan DC MSA, which has strong commercial activity and has historically been 'recession resistant' "

- Christopher Marinac, Janney Montgomery Scott[1]

S&P Global Market Intelligence estimates "Buy" for MNSB, with a Fair Value of $29.50.[2]



MainStreet Bancshares, Inc. | ESTIMATE HIGHLIGHTS
NASDAQ:MNSB (MI KEY: 4763529; SPCIQ KEY: 23732745)
Sentiment Analysis
1-Buy
2
3
4
5-Sell
1.00
Buy

1. Janney Montgomery Scott reporting released on August 25, 2022.
2. S&P Global Capital IQ Estimates as-of October 14, 2022.

MainStreetBancshares, Inc.

MainStreet Bancshares, Inc.

Financial Highlights - Third Quarter, 2022